Exhibit 4.1

NUMBER

SJB

INCORPORATED UNDER THE LAWS

San Joaquin Bancorp

SHARES

OF THE STATE OF CALIFORNIA

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 79805E 10 0

This Certifies that

is the record holder of

FULLY PAID SHARES OF COMMON STOCK OF

SAN JOAQUIN BANCORP

transferable on the share register of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. By the acceptance of this Certificate, the holder hereof assents to and agrees to be bound by all of the provisions of the Articles of Incorporation and all amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SAN JOAQUIN BANCORP INCORPORATED MAY 4 2006 *CALIFORNIA*

EXECUTIVE VICE-PRESIDENT AND CHIEF FINANCIAL OFFICER

PRESIDENT

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NY) TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED OFFICER

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: TODD DEROSSETT 931-490-1722 PROOF OF JULY 31, 2006 SAN JOAQUIN BANCORP TSB 24342 FACE
JOE NAPOLITANO 212-269-0339 x 2	Operator: TERESA / Ron
ETHER 7 / LIVE JOBS / S / SAN JOAQUIN BANK 24342 FACE	Rev. 2

COLORS SELECTED FOR PRINTING: Intaglio prints in SC-7 dark blue. Logo prints in Black.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____OK AS IS ____OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common	UNIF GIFT MIN ACT – ________ (Cust) Custodian ________ (Minor)
TEN ENT – as tenants by the entireties	under Uniform Gifts to Minors
JT TEN – as joint tenants with right of survivorship and not as tenants in common	Act ________ (State)

Additional abbreviations may also be used though not in the above list.

For value received, ________________ *hereby sell, assign and transfer unto*

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE AND SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____
NAME

____
STREET ADDRESS

____
CITY AND STATE, ZIP CODE

____
SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

____ *Shares*

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________

____

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ________________________

SIGN HERE ________________________

SIGN HERE ________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

In Presence of:

____

SIGNATURE(S) GUARANTEED: ________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

AMERICAN BANK NOTE COMPANY **711 ARMSTRONG LANE** **COLUMBIA, TENNESSEE 38401** **(931) 388-3003**	PRODUCTION COORDINATOR: TODD DEROSSETT 931-490-1720 PROOF OF JULY 27, 2006 **SAN JOAQUIN BANK** **TSB 24342 BACK**
JOE NAPOLITANO 212-269-0339 x 2	Operator: TERESA
ETHER 7 / LIVE JOBS / S / SAN JOAQUIN BANK / 24342 BACK	NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____OK AS IS ____OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF